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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                               -------------------


                                  FORM 8-K/A-1

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): MAY 22, 1996


                         FRONTIER INSURANCE GROUP, INC.
               (Exact name of registrant as specified in charter)

DELAWARE                                  0-15022                           14-1681606
(State or other juris-                    (Commission                       (IRS Employer
  diction of incorp-                      File Number)                      Identification No.)
        oration)

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195 LAKE LOUISE MARIE ROAD, ROCK HILL, NEW YORK                      12775-8000
  (Address of principal executive Offices)                           (Zip Code)


       Registrant's telephone number, including area code: (914) 796-2100


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


                                Page 1 of 6 Pages

                         Exhibit Index Located on Page 2



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


        (b)    Pro Forma Financial Information.

               The pro forma  financial  information has been updated as at June
               30, 1996 and for the six months then ended.



        (c)    Exhibits.

               10.17  Frontier Insurance Group, Inc. and Subsidiaries' Unaudited
                      Pro Forma Condensed Consolidated Statements of Income for the Six Months Ended June 30, 1996, and with the related
                      Notes thereto.



































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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has dully caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      FRONTIER INSURANCE GROUP, INC.
                                      (Registrant)



                                      By:/s/ Mark H. Mishler
                                         ______________________________
                                             Mark H. Mishler
                                        Vice President of Finance and Treasurer



Dated:  October 7, 1996

































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